UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2009

CLIFFS NATURAL RESOURCES INC.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Public Square, Cleveland, Ohio	44114-2315
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 694-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Effective January 1, 2009, Cliffs Natural Resources Inc. (the “Company”) adopted the provisions of Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51 (“SFAS 160”). This Statement amended ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS 160 clarified that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. This Statement was effective for fiscal years and interim periods within those fiscal years, beginning on or after December 15, 2008. SFAS 160 has been applied prospectively as of January 1, 2009, except for the presentation and disclosure requirements, which have been applied retrospectively for all periods presented.

Based upon the effective date of the pronouncement, the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “Form 10-K”) did not reflect the adoption of SFAS 160. The following portions of the Company’s Form 10-K, including audited financial statements for the three years ended December 31, 2008 and as of December 31, 2007 and December 31, 2008, have been updated solely to reflect the retrospective presentation and disclosure requirements of SFAS 160 that were not yet effective for the financial statements originally filed with the Form 10-K, and are filed herewith as Exhibit 99(a) and incorporated herein by reference:

•	Item 6 – Selected Financial Data

•	Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8 – Financial Statements and Supplementary Data

•	Item 9A – Controls and Procedures

•	Item 15 – Exhibits and Financial Statement Schedules

This Form 8-K does not reflect events or disclosures occurring after the filing of the Form 10-K and does not modify or update the disclosures therein in any way, other than as described above.

Item 9.01.	Financial Statements and Exhibits

Exhibit	Description of Exhibits
23(a)	Consent of Deloitte & Touche LLP

99(a)	Update to Selected Items of the Annual Report on Form 10-K for the fiscal year ended December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLIFFS NATURAL RESOURCES INC.

By:	/s/ George W. Hawk, Jr.
Name:	George W. Hawk, Jr.
Title:	General Counsel and Secretary

Date: May 12, 2009

EXHIBIT INDEX

Exhibit	Description of Exhibits
23(a)	Consent of Deloitte & Touche LLP

99(a)	Update to Selected Items of the Annual Report on Form 10-K for the fiscal year ended December 31, 2008

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